SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                USA DIGITAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                     Board of Directors -- USA Digital, Inc.

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:


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2)   Aggregate number of securities to which transaction applies:


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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:


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

                                                         August 24, 2001


Dear Shareholder:

         You are cordially invited to attend the year 2001 Annual Meeting of Shareholders of USA Digital, Inc. (the "Company"), which will be held on September 21, 2001 at 11:00 a.m., local time, at 601 S. Harbour Island Blvd., Suite 103, Tampa, FL 33602 (the "Annual Meeting").

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business that we will transact at the Annual Meeting. In addition to the formal items of business, management will report on the operations and activities of the Company, and you will have an opportunity to ask questions.

         The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" each of these matters.

         Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the Annual Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU CANNOT ATTEND.

         On behalf of the Board of Directors and the employees of the Company, we thank you for your continued support and look forward to seeing you at the Annual Meeting.


                                    Sincerely yours,

                                    /s/Mark D. Cobb

                                    Mark D. Cobb
                                    Chairman of the Board,
                                    President, and Chief Operating Officer

                                USA DIGITAL, INC.
                     601 S. HARBOUR ISLAND BLVD., SUITE 103
                              TAMPA, FLORIDA 33602

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         DATE:   SEPTEMBER 21, 2001
                         TIME:   11:00 A.M.
                         PLACE:  601 S. HARBOUR ISLAND BLVD, SUITE 103
                                 TAMPA, FL  33602

         At our 2001 Annual Meeting, we will ask you to:

         1. Elect three (3) directors to serve for a one year term to expire at the 2002 annual meeting. The following directors are the Board of Directors' nominees:

                            Mark D. Cobb
                            Donald E. Darden
                            Peter J. Lyons

         2. Ratify the appointment of Aidman, Piser & Company as our independent public accountants for the fiscal year ending March 31, 2002;

         3. Transact any other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

         You may vote at the Annual Meeting if you were a shareholder of the Company at the close of business on August 20, 2001, the record date.


                                By Order of the Board of Directors,




                                Mark D. Cobb
                                Chairman of the Board,
                                President and a Director


August 24,  2001
Tampa, Florida


================================================================================
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE
BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE ANNUAL MEETING.
================================================================================

                               GENERAL INFORMATION

GENERAL

         We have sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card and your votes will be cast for you at the Annual Meeting. This process is described below in the section entitled "Voting Rights."

         We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about August 24, 2001 to all shareholders entitled to vote. If you owned common stock of the Company at the close of business on August 20, 2001, the record date, you are entitled to vote at the Annual Meeting. On July 26, 2001, there were 10,844,820 shares of common stock outstanding.

QUORUM

         A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting.

VOTING RIGHTS

         You are entitled to one vote at the Annual Meeting for each share of the common stock of the Company that you owned as of record at the close of business on August 20, 2001. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

         You may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which we will provide to you at the Annual Meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. IF YOU SIGN THE PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES, YOUR PROXY WILL VOTE YOUR SHARES FOR EACH OF THE PROPOSALS IDENTIFIED IN THE NOTICE OF THE ANNUAL MEETING.

         If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this Proxy Statement, we know of no other matters that may be presented at the Annual Meeting, other than those listed in the Notice of the Annual Meeting.

VOTE REQUIRED

         For the election of directors under Proposal 1, the nominees who receive the most votes will be elected. Under this voting standard, a failure to vote or an indication of "WITHHOLD AUTHORITY" on your proxy card with respect to any nominee will not count "FOR" or "AGAINST" that nominee. A broker non-vote will have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director. You may not vote your shares cumulatively for the election of directors.

         In order to implement each of Proposal 2 and Proposal 3, we must obtain the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote on each proposal. Under this voting standard, shares as to which the "ABSTAIN" box has been selected on the proxy card will count as shares represented and entitled to vote and will be treated as votes "AGAINST" a proposal. Shares for which no vote is cast with respect to a proposal will be treated as shares that are not represented and will have no effect on the outcome of the vote for that proposal. A broker non-vote with respect to either of these proposals will be treated as shares that are not represented and will have no effect on the outcome of that proposal.

CONFIDENTIAL VOTING POLICY

         The Company maintains a policy of keeping shareholder votes confidential. We only let our Inspector of Election and certain employees of our independent tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward any written comments that you may have to management.

REVOKING YOUR PROXY

         You may revoke your proxy at any time before it is exercised by:

            o  Filing with the secretary a letter revoking the proxy;

            o  Submitting another signed proxy with a later date; and

            o Attending the Annual Meeting and voting in person, provided you file a written revocation with the secretary of the Annual Meeting prior to the voting of such proxy.

         IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR SHAREHOLDER OF RECORD TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

SOLICITATION OF PROXIES

         The Company will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of the Company may solicit proxies by:

            o  mail;

            o  telephone; and

            o  other forms of communication.

         We will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

OBTAINING AN ANNUAL REPORT ON FORM 10-KSB

         If you would like a copy of our Annual Report on Form 10-KSB and audited financials for the year ended March 31, 2001, which has been filed with the Securities and Exchange Commission ("SEC"), we will send you one (without exhibits) free of charge. Please write to:

         Mark D. Cobb, President
         USA Digital, Inc.
         P.O. Box 172574
         Tampa, FL 33672

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table contains common stock ownership information for each director, and all directors and executive officers of the Company as a group, and persons known to the Company to "beneficially own" 5% or more of the Company's common stock as of June 30, 2001. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name. In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared. Two or more persons may be considered the beneficial owner of the same shares. We obtained the information provided in the following table from filings with the SEC and with the Company. "Voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares. All persons shown in the table below have sole voting and investment power, except as otherwise indicated.



                                       Position with the          Amount and Nature of      Percent of Common
               Name                         Company               Beneficial Ownership    Stock Outstanding (1)
       ----------------------------  -----------------------      --------------------    --------------------
       Mark D. Cobb                  Chairman, President, and        2,084,495 (2)                   18.0%
                                     Chief Operating Officer

       Kenneth D. Allen              Vice President of                 120,000                        1.2%
                                     Operations

       Donald E. Darden              Director                          100,000 (3)                     *

       Peter J. Lyons                Chief Executive Officer           750,000 (4)                    4.9%
                                     and Director

       Bell Entertainment, Inc.      Shareholder                       787,200 (5)                    7.6%

       Dunn Capital Corp., Inc.      Shareholder                     2,009,495 (6)                   19.7%

       All directors and executive                                   2,574,495 (2)(3)(4)             25.2%
       officers as a group


---------------
*    Less than 1.0%.
(1) Percentages with respect to each person or group of persons have been calculated on the basis of 10,844,820 shares of common stock, the total number of shares of the Company's common stock outstanding as of June 30, 2001, plus the number of shares of common stock which such person or group has the right to acquire within 60 days after June 30, 2001.
(2) Does not include options to purchase 500,000 shares of common stock at $1.50 per share.
(3) Includes options to purchase 30,000 shares of the common stock at $1.50 per share. Does not include options to purchase 60,000 shares of the common stock at prices ranging from $2.50 to $3.50 per share.
(4) Includes options to purchase 750,000 shares of the common stock at prices ranging from $0.50 to $1.75 per share. Does not include options to purchase 750,000 shares of common stock at prices ranging from $2.00 to $3.00.
(5) Includes options to purchase 250,000 shares of common stock at prices ranging from $1.00 to $1.25 per share. Does not include options to purchase 250,000 shares of common stock at $1.50 per share. Bell Entertainment, Inc. is owned and controlled by Elliot L. Bellen.
(6) Does not include options to purchase 500,000 shares of common stock at $1.50 per share. Dunn Capital Corp., Inc. is owned and controlled by Rose Strohmeyer Bosso and William J. Bosso.

                  DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

GENERAL

         The Board has nominated three (3) persons for election as directors at the Annual Meeting. The nominees are currently serving on the Company's Board of Directors. If you elect the nominees, they will hold office until the Annual Meeting in 2002, or until their successors have been elected.

         We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.

NOMINEES


                                            TERM                                                 DIRECTOR
           NOMINEES               AGE(1)   EXPIRES      POSITION(S) HELD WITH THE COMPANY         SINCE

         Mark D. Cobb              52        2001     Chairman of the Board, President, and          1999
                                                      Chief Operating Officer

         Donald E. Darden          54        2001     Director                                       1999

         Peter J. Lyons            55        2001     Chief Executive Officer and Director           1999

         ---------------
         (1)  As of June 30, 2001


         The principal occupation and business experience of each nominee for election as director is set forth below.

NOMINEES

         MARK D. COBB has been the President, Chief Operating Officer and Director of the Company since its inception, and served as its Chief Executive Officer from inception through February 1, 2000. Mr. Cobb has more than 20 years of telecommunications experience. From 1996-1998, he was employed as Chief Operating Officer by TSC, a full service facility-based carrier, located in Tampa, Florida. Under Mr. Cobb's leadership TSC grew from $100,000 monthly billings to $2.5 million a month in just a twelve month period. Prior to that he was Vice President of Sales & Marketing for Phone One, Inc. which was acquired by Intermedia Communications, Inc. in December of 1994, where he pioneered a wholesale division and generated more than $23 million in contracts in less than six months. Mr. Cobb has also held management positions with AT&T, ITT, ATC/Microtel, Southern Bell and Metromedia. In addition to his successful career in the telecommunications industry, Mr. Cobb enjoyed a distinguished career as a U.S. Army helicopter pilot, flying 2,000 hours of combat time in Vietnam. Mr. Cobb left active duty as a Captain at the age of 23 having earned the following military awards: Distinguished Flying Cross, Bronze Star, 38 Air Medals, Air Medal w/Combat V for Valor, Navy Commendation Medal w/Combat V, Vietnamese Cross of Gallantry/Bronze Star, Army Commendation Medal, Good Conduct Ribbon, and National Defense Ribbon.

         DONALD E. DARDEN has been a director of the Company since its inception. From 1973 to present, Mr. Darden has run an architectural firm located in Tallahassee, Florida.

         PETER J. LYONS has been the Company's Chief Executive Officer since February 1, 2000 and a director of the Company since July 1, 1999. Mr. Lyons has more than 35 years of telecommunications experience. From 1998-June 1, 1999, Mr. Lyons was President & General Manager of the Broad Band Carrier Division of Siemens ICN. From 1996-1998, he was Vice President of the DCO & AIN Business Units for Siemens Telecom Networks, where he was credited with bringing in $31 million net profit from previously abandoned Narrow Band Switching Product. From 1988-1996, Mr. Lyons was Director of OCC/CAP Sales at Siemens Stromberg-Carlson. Mr. Lyons is a member of the International Engineering Consortium (IEC) Executive Advisory Council. In 1999 he received Telecom Business Magazine's Outstanding Achievement Award for Leadership & Vision in telecommunications.

================================================================================
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.
================================================================================

               INFORMATION ABOUT BOARD OF DIRECTORS AND MANAGEMENT

BOARD OF DIRECTORS

         The Company's Board of Directors currently consists of three (3) members. The Company's Certificate of Incorporation provides that the terms of all of the directors expire at each Annual Meeting.

         The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of the Company. The Company's executive officers and management oversee the day-to-day operations of the Company. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

         The Board of Directors held nineteen (19) meetings during the fiscal year ended March 31, 2001. Each incumbent director attended at least 75% of the meetings of the Board of Directors, plus meetings of committees on which that particular director served during this period.

COMMITTEES OF THE BOARD

         The Board of Directors, acting as the nominating committee, met in June 2001 to select the nominees for election as directors at the Annual Meeting.

         The Board of Directors of the Company has established the following committees:

COMPENSATION      The Compensation Committee provides advice and recommendation
COMMITTEE         to the Board of Directors in the areas of employee salaries and benefit programs.

                  Directors Cobb and Darden currently serve on the committee. Mr. Darden is the Chairman of the committee. The Compensation Committee met one time in the 2000 fiscal year. The Compensation Committee administer our 1998 Compensatory Stock Option Plan and 1998 Employee Stock Compensation Plan.

AUDIT             The Audit Committee oversees the audit process. Directors
COMMITTEE         Cobb and Darden currently serve as members of the committee.
                  Mr. Daniel Montague served as Chairman of the Committee until his resignation from the Board of Directors on December 31, 2000. Mr. Cobb is currently the Chairman of the Committee.

AUDIT COMMITTEE REPORT

         The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

         During the fiscal year ended March 31, 2001, the Audit Committee of the Company's Board met periodically throughout the year to discuss matters consistent with its duties. The Audit Committee's membership was compromised of Directors Cobb, Darden and Montague. with Mr. Cobb serving as Chairman. Mr. Montague resigned from the Audit Committee upon his resignation from the Board of Directors of the Company on December 31, 2000.

         Each member of the Company's Audit Committee is independent as defined under the National Association of Securities Dealers' listing standards. The Company's Audit Committee operates under a written charter approved by the Board, a copy of which is attached as Appendix A to this proxy statement.

         The Company's Audit Committee assists the Board by overseeing the audit coverage and monitoring the accounting, financial reporting, data processing, regulatory, and internal control environments. The primary duties and responsibilities of the Company's Audit Committee are to: (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems; (2) review and appraise the audit efforts of the Company's independent auditors and internal audit department; (3) evaluate the Company's quarterly financial performance, as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies; and (5) provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit department, and the Board.

         The Company's Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended March 31, 2001 with the Company's management and Aidman, Piser & Company, the Company's independent auditors. The Company's Audit Committee has discussed the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committee) with Aidman, Piser & Company.

         During the fiscal year ended March 31, 2001, Ernst & Young LLP, the Company's former independent auditors, billed the Company $131,250 for audit services, of which $76,250 has been paid by the Company. Ernst & Young did not provide or bill the Company for any other services during the 2000 fiscal year.

         The Company did not pay any fees to Aidman, Piser & Company during the 2000 fiscal year.

         The Company's Audit Committee has also received the written disclosures and the letter from Aidman, Piser & Company required by Independence Standards Board Standard No. 1 (entitled "Independence Discussions with Audit Committees"), has discussed the independence of Aidman, Piser & Company and considered whether the provision of non-audit services by Aidman, Piser & Company is compatible with maintaining the auditor's independence.

         Based on the review and discussions noted above, the Company's Audit Committee has recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001 for filing with the SEC. A representative of Aidman, Piser & Company is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if she or he so desires. The Company's Audit Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors, and the Board concurred in such recommendation.

                                    Audit Committee of USA Digital, Inc.

                                      Mark D. Cobb (Chairman)
                                      Donald E. Darden


DIRECTORS' COMPENSATION

         Meeting Fees. Currently, non-employee directors of the Company do not receive any fees for attending directors meetings.

         We do not compensate our employee-directors for service as directors. Directors are also entitled to the protection of certain indemnification provisions in our Certificate of Incorporation and Bylaws.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following individuals are executive officers of the Company, and hold the offices set forth below opposite their names.

         KENNETH D. ALLEN, age 45, has served as Vice President of Operations since the Company's inception. Mr. Allen has more than 21 years of managerial experience in the telecommunications industry with an emphasis on operations, MIS and technical support. From 1996-1998 he was Vice President of Operations/Business Development at Melbourne International Communications Ltd., Melbourne, Florida, where his duties included responsibility for all operations including MIS, Switching, Technical and Customer Service. Prior to that Mr. Allen was employed at Ameritech Communications, Inc., Rosemont, Illinois, as a Director Product Marketing Manager where he designed and managed a network that handled a $75 million customer base. Additionally, Mr. Allen has held managerial positions with Phonetel Technologies, Inc., LCI International and MCI Communications.

         The Board of Directors annually elects the executive officers of the Company. The elected officers hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board of Directors.

EXECUTIVE COMPENSATION

         The following table sets forth cash and noncash compensation for the fiscal years ended March 31, 2001, 2000 and 1999 awarded to or earned by Peter
J. Lyons, the Company's Chief Executive Officer, and Mark D. Cobb, the Company's President and Chief Operating Officer. No other officer's total annual salary and bonus for the fiscal years 2000, 1999 or 1998 was in excess of $100,000.



 NAME AND PRINCIPAL                                                                                        ALL OTHER
    POSITIONS                             ANNUAL COMPENSATION              LONG-TERM COMPENSATION        COMPENSATION
    ---------                   --------------------------------------   --------------------------       ------------
                                FISCAL                                   RESTRICTED STOCK
                                 YEAR            SALARY ($)      BONUS        AWARD ($)     OPTIONS (#)        ($)

Peter J. Lyons, Chief            2000            108,022          --           --                --            --
Executive Officer                1999             26,666(1)       --                         1,500,000         --
                                 1998                --           --           --                --            --

Mark D. Cobb, Chairman,          2000            109,738          --           --                --            --
   President and Operating       1999            108,000          --           --                --            --
   Officer                       1998            108,000          --           --            1,500,000         --


---------------
(1) Represents amount paid to Mr. Lyons for services as the Company's Chief Executive Officer in 1999. Mr. Lyons' annual salary for 1999 was $160,000.

CERTAIN EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

         Employment Agreements. On January 5, 1999, the Company entered into an employment agreement with Mark D. Cobb. The agreement is for a period of five years at which time it can be renewed by mutual agreement of both parties. The agreement may be terminated at the mutual agreement of both parties. However, unless Mr. Cobb is terminated for gross malfeasance, the Company is obligated to pay him all salary and benefits otherwise due for the remaining term of the agreement in the event his employment terminates. The agreement provides for a minimum base salary of $96,000. On October 2, 2000 the Compensation Committee increased Mr. Cobb's base salary to $175,000 per annum to compensate Mr. Cobb commensurate with his position and responsibility and bring it more in line with comparables in the industry. Under the agreement, Mr. Cobb was also granted an option to purchase 1,500,000 shares of Company common stock at exercise prices per share ranging from $.50 to $1.50. This option vests in varying installments on annual vesting dates from January 5, 1999 to January 15, 2002. All options granted to Mr. Cobb expire five years from their initial vesting date.

         The Company entered into employment agreement with Kenneth D. Allen on January 1, 2000 and an employment agreement with Peter J. Lyons on February 1, 2000. The initial term of Mr. Lyons' agreement is five years from its effective date and the initial term of Mr. Allen's agreement is three years from its effective date. After the expiration of this initial term, each agreement automatically will be extended for successive one year renewal terms unless either the executive or the Company gives prior notice to the contrary. The agreements provide for minimum base salaries of $160,000 in the case of Mr. Lyons and $84,000 in the case of Mr. Allen. Under his employment agreement, Mr. Lyons was granted an option to purchase 200,000 shares of Company common at an exercise price of $1.75 per share. This option is exercisable immediately. Pursuant to the agreement, Mr. Lyons was also granted an option to purchase 1,000,000 shares of Company common stock at exercise prices per share ranging from $1.75 to $3.00. This option vests in varying installments on annual vesting dates from February 1, 2001 through February 1, 2004. All options granted to Mr. Lyons expire five years from their initial vesting date.

         The Company may terminate Mr. Lyon's or Mr. Allen's employment, and each executive may resign, with or without cause. However, if the executive is terminated without cause or resigns after a demotion or diminution of responsibility, the executive will be entitled to severance benefits equal to the aggregate of all salary payments that would otherwise be due the executive for each month remaining in the employment agreement. The employment agreements also provide certain uninsured disability benefits. Under the employment agreements, Mr. Lyons and Mr. Allen are subject to non-compete and non-solicitation covenants during their period of employment and for a period of one year thereafter.

         1998 Compensatory Stock Option Plan. The Stock Option Plan ("Stock Option Plan") has been adopted by the Board of Directors of the Company and approved by the Company's stockholders. The purpose of the Stock Option Plan is to promote the growth of the Company and its affiliates by linking the incentive compensation of officers, key executives and directors with the profitability of the Company. The Stock Option Plan is not subject to ERISA and is not a tax-qualified plan. The Company has reserved an aggregate of 1,500,000 shares of common stock for issuance upon the exercise of stock options granted under the Plan.

         The Stock Option Plan is administered by the members of the Board's Compensation Committee who are disinterested directors ("Option Committee"). The Stock Option Plan does not provide for the grant of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and provides only for the grant of non-qualified stock options to purchase common stock of the Company ("Options") to eligible employees. The Option Committee has discretion under the Stock Option Plan to establish certain material terms of the Options granted to officers and employees provided such grants are made in accordance with the Plan's requirements.

         All costs of the Stock Option Plan are borne by the Company. The Company has reserved the right to amend or terminate the Plan, in whole or in part, subject to the requirements of all applicable laws.

         No grants were made to the Named Executive Officers during the fiscal year ended March 31, 2001.

         1998 Employee Stock Compensation Plan. The 1998 Employee Stock Compensation Plan (the "Compensation Plan") is intended to further the growth of the Company and its affiliates by supporting and increasing the Company's ability to attract, retain and compensate officers and key employees of the Company. The Compensation Plan is not subject to ERISA and is not a tax-qualified plan. The Company has reserved 1,000,000 shares of Common Stock for issuance under the Compensation Plan.

         The Compensation Committee of the Board of Directors ("Committee") will be responsible for the administration of the Compensation Plan and will have sole power to award Common Stock under the

Compensation Plan. Subject to the express provisions of the Compensation Plan, the Committee shall have full authority and sole and absolute discretion to interpret the Compensation Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determination of those eligible to receive an award shall rest in the sole discretion of the Committee, subject to the provisions of the Compensation Plan. Awards may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance or may be sold to an employee.

         The following table provides the value for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the closing price per share of the common stock, on March 30, 2001, the last trading day before the fiscal year ended March 31, 2001, which was $1.00.


 AGGREGATED OPTION EXERCISES IN 2000 FISCAL YEAR AND 2000 FISCAL YEAR END OPTION VALUES

                                                                         NUMBER OF SECURITIES        VALUE OF
                                                                              UNDERLYING           UNEXERCISED
                                                                              UNEXERCISED          IN-THE-MONEY
                                                                            OPTIONS/SARS AT      OPTIONS/SARS AT
                                                 SHARES                   FISCAL YEAR-END (#)   FISCAL YEAR-END (1)
                                               ACQUIRED ON     VALUED        EXERCISABLE/        ($) EXERCISABLE/
NAME                                           EXERCISE(#)  REALIZED($)      UNEXERCISABLE        UNEXERCISABLE
Peter J. Lyons, Chief Executive Officer and        --           --          650,000/750,000         100,000/-
   Director(2)
Mark D. Cobb, Chairman, President and Chief      750,000      187,500       250,000/500,000              -/-
   Operating Officer(3)


   ----------------
   (1) The closing price per share of common stock on March 30, 2001, the last trading day before the fiscal year ended March 31, 2001 was $1.00. Options have exercise prices ranging from $0.50 to $3.00 per share, which equals spreads of up to $.50 per share.
   (2) 650,000 of Mr. Lyons' unexercised options are exercisable. The remaining 750,000 unexercised options become exercisable as follows: 250,000 on February 1, 2002; 250,000 on February 1, 2003; and 250,000 on February 1, 2004.
   (3) 250,000 of Mr. Cobb's unexercised options are exercisable. The remaining 500,000 unexercised options become exercisable on January 15, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On January 5, 1999, effective November 10, 1998, the Company entered into a five year consulting agreement with Dunn Capital Corp., beneficial owner of approximately 19.7% of the Company's common stock, whereby the Company will be provided with advice with regard to corporate finance, evaluations of business partners, mergers and acquisitions and such other matters as requested. This agreement may be extended by mutual written agreement of the parties. As consideration for the services provided, the Company issued 300,000 shares of the Company's common stock as a signing bonus. The Company pays a monthly fee of $8,000 in semi-monthly installments. As additional compensation, the Company issued a total of 1,500,000 options, exercisable at annual intervals ranging from January 5, 1999 to February 15, 2002 at varying exercise prices from $.50 to $1.50. The Company also agreed to pay the organization a 2% finders fee, payable in cash or stock at the Company's election, on the total value of any acquisition, merger, reverse-merger and/or equity or debt financing introduced to the Company. In addition, the Company shall provide the organization with a monthly unaccountable expense allowance of $2,500.

         On February 17, 2000, the Company issued 210,000 shares of restricted stock to Dunn Capital Corp. at $.50 per share. Dunn Capital Corp. paid for the shares by converting accrued, but unpaid, consulting fees to equity in the Company.

         On January 5, 1999, effective November 10, 1998, the Company entered into a two year consulting agreement with Bell Entertainment, Inc., beneficial owner of approximately 7.6% of the Company's common stock, whereby the Company will be provided with advice with regard to corporate finance, evaluations of business partners, mergers and acquisitions and such other matters as requested. This agreement may be extended by mutual written agreement of the parties. As consideration for the services provided, the Company shall pay a monthly fee of $5,000, plus $200/hour for any time in excess of 50 hours in any calendar month. As additional compensation, the Company issued a total of 875,000 options, exercisable at annual intervals ranging from January 5, 1999 to February 15, 2002 at varying exercise prices between $.50 to $1.50. This agreement was cancelled August 18, 2000.

         During fiscal year 1999, the Company issued 200,000 shares of common stock to Bell Entertainment, Inc. at $.50 per share in connection with private placements of the Company's common stock pursuant to Rule 504 of Regulation D of the Securities Act of 1933, as amended. Bell Entertainment paid for the shares by converting accrued, but unpaid, consulting fees to equity in the Company.

         All future affiliated transactions will be made or entered into on terms that are no less favorable to the Company than those that can be obtained from an unaffiliated third party. A majority of the independent, disinterested members of the Company's Board of Directors must approve future affiliated transactions and forgiveness of loans.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and any person holding more than ten percent of the Company's common stock, file with the SEC reports of ownership and changes in ownership, and that such individuals furnish the Company with copies of the reports. Based solely on our review of the copies of such reports that we have received, or written representations from certain reporting persons, we believe that all of our executive officers, directors and shareholders of more than ten percent of the Company's common stock have complied with all Section 16(a) filing requirements applicable to them, as of the date of this proxy statement.

                                   PROPOSAL 2

                           RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS



         The Board of Directors has appointed Aidman, Piser & Company to act as the independent public accountants for the Company for the fiscal year ending March 31, 2001, and we are asking shareholders to ratify the appointment. Representatives of Aidman, Piser are expected to attend the Annual Meeting.

         On April 16, 2001, USA Digital declined to reappoint its independent public accountant, Ernst & Young LLP ("Ernst & Young") for the fiscal year ended March 31, 2001. The decision to decline to reappoint Ernst & Young as the Company's independent public accountant was recommended and approved by the Board of Directors.

         During the two most recent fiscal years ending on March 31, 2001 and March 31, 2000, the financial statements of the Company did not contain any adverse opinion or a disclaimer of opinion, and the financial statements did not contain any qualified or modified opinion as to uncertainty, audit scope or accounting principles. In addition, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference in connection with its report to the subject matter of the disagreement.

         Effective May 18, 2001, the Company appointed Aidman, Piser & Company as the Company's independent public accountants for the fiscal year ending March 31, 2001.


================================================================================
         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AIDMAN, PISER AND COMPANY AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.
================================================================================

                             ADDITIONAL INFORMATION

INFORMATION ABOUT SHAREHOLDER PROPOSALS

         If you wish to submit proposals to be included in our next proxy statement for the 2001 Annual Meeting of Shareholders, we must receive them by April 9, 2002, pursuant to the proxy solicitation regulations of the SEC. SEC rules contain requirements as to which shareholder proposals must be in the Proxy Statement. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the rules and regulations promulgated by the SEC.

         In addition, under the Company's Bylaws, if you wish to nominate a director or bring other business before an annual meeting:

         o You must be a shareholder of record entitled to vote and have given timely notice in writing to the Secretary of the Company.

         o Your notice must contain the specific information required in our Bylaws.


                                     By Order of the Board of Directors,

                                     /s/ Mark D. Cobb

                                     Mark D. Cobb
                                     Chairman of the Board,
                                     President and a Operating Officer

Tampa, Florida
August 24, 2001


================================================================================
TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.
================================================================================

                                                                      APPENDIX A
                                                                      ----------

                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                                USA DIGITAL, INC.

                                     CHARTER

I.       STATEMENT OF POLICY

         The primary function of the Audit Committee of the Board of Directors of USA Digital, Inc. ("Company") is to provide assistance to the Company's Board of Directors in fulfilling its responsibilities to the Company's shareholders and the investment community relating to the Company's accounting and reporting practices and the quality and integrity of the Company's financial reports. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication among the Company's Board of Directors, outside auditors, internal auditors and senior management.

II.      COMPOSITION OF THE AUDIT COMMITTEE

         The Audit Committee shall consist of at least two members, a majority of which shall be "independent" directors of the Company, and shall serve at the pleasure of the Board of Directors. An "independent" Director is defined as an individual who (a) is not an officer or salaried employee of the Company, (b) is not an attorney who receives any fee or compensation from the Company, (c) does not have any relationship that, in the opinion of the Board of Directors, would interfere with his or her exercise of independent judgment as an Audit Committee member and (d) meets the Nasdaq Stock Market's definition of independent director. Additionally, Audit Committee members should have few or no ties to the Company other than through their duties as Board members. In selecting the members of the Audit Committee, the Board of Directors will take into account the requirements imposed by, and the interpretations of, the applicable federal and state banking regulators.

         The members of the Audit Committee shall be designated by the full Board of Directors at each annual meeting of the Board. The Board shall designate one member of the Audit Committee to serve as chairman of the committee.

III.     MEETINGS

         The Audit Committee shall meet at least 4 times a year or more frequently as circumstances require. The Audit Committee shall maintain minutes of each meeting of the Audit Committee and shall report the actions of the Audit Committee to the Board of Directors, with such recommendations as the Audit Committee deems appropriate. The Audit Committee should also meet periodically with the internal auditor, the outside auditors and the Company's financial management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee. In addition, the Audit Committee, or at least its chairman, should meet with the outside auditors and financial management quarterly to review the Company's quarterly report on Form 10-QSB before it is filed with the Securities and Exchange Commission and, if possible, before any public announcement of the Company's financial results.

IV.      RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE

         The primary duties and responsibilities of the Audit Committee are to oversee and monitor the Company's financial reporting process and internal control system and review and evaluate the performance of the Company's outside auditors and internal auditing staff. In fulfilling these duties and responsibilities, the Audit Committee shall take the following actions, in addition to performing such functions as may be assigned by law, the Company's Articles of Incorporation or bylaws or the Board of Directors:

1. The Audit Committee shall nominate, select, evaluate and, when appropriate, recommend the replacement of the outside auditors, subject to the approval of the Board of Directors. As part of the audit process, the Audit Committee shall meet with the outside auditors to discuss and decide the audit's scope. The Audit Committee shall determine that the outside audit team engaged to perform the external audit consists of competent, experienced, financial institution auditing professionals. The Audit Committee shall also review and approve the compensation to be paid to the outside auditors.

2. The Audit Committee shall require the outside auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the outside auditors and the Company that may affect the objectivity and independence of the outside auditors, and the Audit Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee shall take, or recommend that the full Board take, appropriate action to ensure the independence of the outside auditors.

3. The Audit Committee shall require the outside auditors to advise the Company of any fact or circumstance that might adversely affect the outside auditors' independence or judgment with respect to the Company under applicable auditing standards.

4. The Audit Committee shall require the outside auditors to advise the Company if it becomes aware that any officer or employee of the Company, or its direct or indirect subsidiaries or affiliates, is related to a partner, employee or other representative of the outside auditors, to the extent that such relationship might adversely affect the Company under applicable auditing standards.

5. The Audit Committee shall meet with the outside auditors, with no management in attendance, to openly discuss the quality of the Company's accounting principles as applied in its financial reporting, including issues such as (a) the appropriateness, not just the acceptability, of the accounting principles and financial disclosure practices used or proposed to be used by the Company, (b) the clarity of the Company's financial disclosures and (c) the degree of aggressiveness or conservatism that exists in the Company's accounting principles and underlying estimates and other significant decisions made by the Company's management in preparing the financial disclosure and reviewed by the outside auditors. The Audit Committee shall then meet among themselves, without operating management or the outside auditors being present, to discuss the information presented to them.

6. The Audit Committee shall require the outside auditors, in reviewing the Company's financial reporting and in advising the Audit Committee, to take into account the requirements imposed by, and the interpretations of, the applicable federal and state banking regulators.

7. The Audit Committee shall meet with the outside auditors and management to review the Company's annual report on Form 10-KSB and discuss any significant adjustments, management judgments and accounting estimates and any significant new accounting policies before such form is filed with the Securities and Exchange Commission.

8. Upon the completion of the annual audit, the Audit Committee shall review the audit findings, including any comments or recommendations of the outside auditors, with the entire Board of Directors and state its recommendation to the Board of Directors as to whether the audited financial statements should be included in the Company's annual report on Form 10-KSB.

9. The Audit Committee shall meet at least annually with the Company's internal auditor to assure itself that the Company has a strong internal auditing function by reviewing the internal audit program and assessing (grading) risk areas along with a proper control environment that promotes accuracy and efficiency in the Company's operations.

10. The Audit Committee must assure itself that the internal auditor is free from operational duties, and that the internal auditor reports directly to the Board of Directors or the Audit Committee regarding any audit concerns or problems.

11. The Audit Committee shall receive from the Company's internal auditor a monthly report to the Board of Directors, which include a summary of findings from completed internal audits and a progress report on the internal audit plan, together with explanations for any deviations from the original plan.

12. The Audit Committee shall review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

13. The Audit Committee shall review and concur in the appointment, replacement, reassignment or dismissal of the Company's internal auditor.

14. The Audit Committee shall consider and review with management and the internal auditor: (a) significant findings during the year and management's responses thereto, including the status of previous audit recommendations, (b) any difficulties encountered in the course of their audits, including any restrictions on the scope of activities or access to required information, (c) any changes required in the planned scope of the internal audit plan and (d) the internal auditing department budget and staffing.

15. The Audit Committee shall consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices, as suggested by the outside auditors, the internal auditor or management, and the Audit Committee shall review with the outside auditors, the internal auditor and management the extent to such changes have been implemented (to be done at an appropriate amount of time subsequent to the implementation of such changes, as decided by the Audit Committee).

16. The Audit Committee shall investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable, and the Audit Committee shall retain outside counsel, accountants or others for this purpose if, in its judgment, that is appropriate.

17. The Audit Committee shall prepare a report for inclusion in the Company's proxy statement describing the discharge of the Audit Committee's responsibilities.

USA DIGITAL, INC.                                                REVOCABLE PROXY



   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF USA DIGITAL, INC, FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 21, 2001.

         The undersigned stockholder of USA Digital, Inc. hereby appoints Mark
D. Cobb and Peter J. Lyons, and each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of USA Digital, Inc. held of record by the undersigned on August 20, 2001 at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 11:00 a.m., local time, on September 21, 2001, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the 2001 Annual Meeting of Shareholders, dated August 24, 2001, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSALS LISTED IN ITEMS 2 AND 3.

         PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

         -----------------------------------------------------------------------
         The Board of Directors  unanimously  recommends a vote "FOR" all of the      Please mark your vote as
         nominees named in Item 1, a vote "FOR" the  proposals in Items 2 and 3.      indicated in this example. [X]
         -----------------------------------------------------------------------
                                                                                           I will attend the     [ ]
                                                                                            Annual Meeting.

1. Election of three Directors for       FOR       WITHHOLD     2.  Ratification of the appointment of Aidman, Piser & Company as
   terms of one year each.           all nominees   for all         the independent public accountants for USA Digital, Inc. for the
   NOMINEES:  Peter J. Lyons          (except as   nominees         fiscal year ending March 31, 2002
              Mark D. Cobb            otherwise
              Donald E. Darden       indicated)                         FOR            AGAINST         ABSTAIN
                                        [ ]           [ ]               [ ]              [ ]              [ ]

INSTRUCTION: TO WITHHOLD
AUTHORITY to vote for any
individual nominee, write that
nominee's name in the space
provided:


__________________________________                                The undersigned hereby acknowledges receipt of the Notice of the
                                                                  2001 Annual Meeting of Shareholders, dated August 24, 2001 for the
                                                                  2001 Annual Meeting.

                                                                  _________________________________________________________________

                                                                  _________________________________________________________________
                                                                  Signature(s)

                                                                  Dated:______________________________________________________, 2001
                                                                  Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.